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                                                                  Exhibit 10.4.2

                        AMENDMENT TO EMPLOYMENT AGREEMENT
                        ---------------------------------

                  THIS AMENDMENT is made and entered into on this 16th day of July, 1997 at Medina, Ohio, by and between RPM, INC. (hereinafter referred to as the "Company") and PAUL A. GRANZIER (hereinafter referred to as "Granzier"):

                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, Granzier is considered a key employee of the Company; and

                  WHEREAS, Granzier and the Company entered into a certain Employment Agreement, originally dated as of July 16, 1991 and last amended as of July 17, 1996 (the "Employment Agreement"), to insure Granzier's continued employment with the Company; and

                  WHEREAS, it is the desire of the Company and Granzier to amend the Employment Agreement in accordance with the terms hereof; and

                  WHEREAS, Paragraph 11 of the Employment Agreement requires that any such Amendment be in writing and properly executed;

                  NOW, THEREFORE, in consideration of the premises and the mutual understandings of the parties, IT IS AGREED, as follows:

                  1. EMPLOYMENT TERM. Paragraph 1 of the Employment Agreement shall be deleted in its entirety and amended and restated to provide in its entirety as follows:



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                           TERM OF EMPLOYMENT. The Company hereby agrees to
                  continue to employ Granzier, and Granzier hereby agrees to continue to serve the Company, on the terms and conditions set forth herein for the period commencing retroactive to June 1, 1997 (the "Effective Date"), and expiring on May 31, 1998 (unless sooner terminated as hereinafter set forth).

                  2. COMPENSATION. Paragraph 4(a) of the Employment Agreement shall be deleted in its entirety and amended and restated to provide in its entirety as follows:

                           BASE SALARY. Granzier shall receive a base salary at
                  the rate of not less than Two Hundred Thousand Dollars ($200,000) per annum ("Base Salary"), payable in substantially equal monthly installments at the end of each month during the period of Granzier's employment hereunder.

                  3. EFFECTIVE DATE. The effective date of this Amendment shall be June 1, 1997, and as such, the increase in compensation set forth in Paragraph 2 shall be retroactively applied.



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                  IN WITNESS WHEREOF, the parties have executed this Amendment to the Employment Agreement on the date and at the place first above written.

IN THE PRESENCE OF:                                RPM, INC.


                                            By: /s/ Thomas C. Sullivan
----------------------------                   ---------------------------------
                                            Thomas C. Sullivan, Chairman
                                            and Chief Executive Officer


                                            And: /s/ James A. Karman
                                                --------------------------------
                                            James A. Karman, President

                                                     The "Company"


                                             /s/ Paul A. Granzier
----------------------------                ------------------------------------
                                            Paul A. Granzier
                                                      "Granzier"



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